EXHIBIT C



                            Agreement of Joint Filing


            Pursuant to 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on
Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:      October 22, 2003



                                     JEWELCOR MANAGEMENT, INC.


                                     By /s/   Seymour Holtzman
                                -------------------------------------
                                   Name:   Seymour Holtzman
                                   Title:  Chairman and Chief Executive
                                             Officer

                                     JEWELCOR INC.


                                     By /s/   Seymour Holtzman
                                -------------------------------------
                                   Name:   Seymour Holtzman
                                   Title:  Chairman and Chief Executive
                                             Officer


                                    SH Holdings, Inc.


                                     By /s/   Seymour Holtzman
                                -------------------------------------
                                   Name:   Seymour Holtzman
                                   Title:  Chairman and Chief Executive
                                             Officer

                                 By /s/   Seymour Holtzman
                                -------------------------------------
                                   Name:   Seymour Holtzman


                                     By /s/   Evelyn Holtzman
                                -------------------------------------
                                   Name:   Evelyn Holtzman